EXHIBIT 99.1

Lowell Farms Inc. Appoints Jamie Schniedwind as Chief Financial Officer

SALINAS, Calif., Feb. 14, 2024 (GLOBE NEWSWIRE) -- Lowell Farms Inc. (the “Company”) (CSE: LOWL; OTCQX: LOWLF), a California-born cannabis company with advanced production capabilities including extraction, manufacturing, and distribution, announces the appointment of Jamie Schniedwind as Chief Financial Officer of the Company, effective February 16, 2024.

“Jamie has been a key part of the Lowell team for the past two years and has worked alongside the finance team to implement crucial processes as well as drive efficiencies company-wide.” said Mark Ainsworth, CEO of Lowell Farms. “As CFO of Lowell Farms, Jamie’s comprehensive experience in finance and accounting will support the company in this competitive cannabis industry.”

Mr. Schniedwind brings critical finance and accounting expertise to Lowell Farms Inc. During his time at the Company his accomplishments have already included creating internal financial reporting cycles, establishing SQL-based dashboards for real-time financial visibility, and leading the accounting team in all facets of inventory and cost accounting. Schniedwind's journey in finance began at San Jose State University, where he earned a BS in Business Administration with a concentration in Accounting. Starting his career at Ernst & Young, Schniedwind honed his skills as a Senior Auditor. During this time, he specialized in the audits of public and private companies. In 2019, Schniedwind joined cannabis brand Plus Products in San Mateo, CA, as a Senior Financial Analyst, where he managed financial reporting for the US and Canada, performed financial audits, and led the forecasting and budgeting processes.

Mr. Schniedwind will be replacing Tessa O’Dowd, who previously held the Interim Chief Financial Officer position for the Company.

“We want to thank Tessa for her contribution to Lowell Farms,” says Chief Executive Officer, Mr. Ainsworth. “We wish her the best in her future pursuits.”

ABOUT LOWELL FARMS INC.
Lowell Farms Inc. (CSE:LOWL; OTCQX:LOWLF) (the “Company”) is a California-based cannabis company with advanced production capabilities supporting the supply chain, including extraction, manufacturing, brand sales, marketing, and distribution. Lowell Farms has an exclusive portfolio of award-winning brands, including Lowell Herb Co, House Weed, Moon, Cypress Cannabis, and Original Pot Co. for licensed retailers statewide.

Lowell Farms Inc. Media Contact
pr@lowellfarms.com

Lowell Farms Inc. Investor Relations Contact
Bill Mitoulas
416-479-9547
ir@lowellfarms.com

Lowell Farms Inc. Company Contact
Mark Ainsworth
ir@lowellfarms.com

Forward-Looking Information and Statements
This news release contains certain "forward-looking information" within the meaning of applicable Canadian securities legislation and may also contain statements that may constitute "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking information and forward-looking statements are not representative of historical facts or information or current conditions, but instead represent only the Company’s beliefs regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Generally, such forward-looking information or forward-looking statements can be identified by the use of forward-looking terminology such as "plans", "expects" or "does not expect", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "anticipates" or "does not anticipate", or "believes", or variations of such words and phrases or may contain statements that certain actions, events or results "may", "could", "would", "might" or "will be taken", "will continue", "will occur" or "will be achieved.” The forward-looking information and forward-looking statements contained herein may include, but are not limited to, the anticipated growth of Lowell Farm Services and the ability of the Company to successfully achieve its business objectives and expectations for other economic, business, and/or competitive factors. There can be no assurance that such forward-looking information and statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such forward-looking information and statements. This forward-looking information and statements reflect the Company’s current beliefs and are based on information currently available to the Company and on assumptions the Company believes are reasonable.

Forward-looking information is subject to known and unknown risks, uncertainties and other factors that may cause the actual results, level of activity, performance or achievements of the Company to be materially different from those expressed or implied by such forward-looking information. Such risks and other factors may include, but are not limited to: general business, economic, competitive, political and social uncertainties; general capital market conditions and market prices for securities; operating and development costs; competition; changes in legislation or regulations affecting the Company; the timing and availability of external financing on acceptable terms; the available funds of the Company and the anticipated use of such funds; favorable production levels and outputs; the stability of pricing of cannabis products; the level of demand for cannabis product; the availability of third-party service providers and other inputs for the Company’s operations; lack of qualified, skilled labor or loss of key individuals; and risks and delays resulting from the COVID-19 pandemic. A description of additional assumptions used to develop such forward-looking information and a description of additional risk factors that may cause actual results to differ materially from forward-looking information can be found in the Company’s disclosure documents, such as the Company’s annual information form filed on the SEDAR website at www.sedar.com and the Company's Form 10 filed on the SEC website at www.sec.com. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. Readers are cautioned that the foregoing list of factors is not exhaustive. Readers are further cautioned not to place undue reliance on forward-looking information as there can be no assurance that the plans, intentions or expectations upon which they are placed will occur. Forward-looking information contained in this news release is expressly qualified by this cautionary statement.

The forward-looking information contained in this news release represents the expectations of the Company as of the date of this news release and, accordingly, is subject to change after such date. However, the Company expressly disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, except as expressly required by applicable securities law.

Neither the Canadian Securities Exchange nor its Regulation Service Provider has reviewed, or accepts responsibility for the adequacy or accuracy of, the content of this news release.